[Pioneer logo]

Pioneer
Emerging Markets
Fund

ANNUAL REPORT 11/30/97

 Table of Contents
--------------------------------------------------------------------------------



Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         15
Notes to Financial Statements                21
Report of Independent Public Accountants     26
Trustees, Officers and Service Providers     27
Retirement Plans from Pioneer                28

Pioneer Emerging Markets Fund

LETTER FROM THE CHAIRMAN 11/30/97
Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to present this report for Pioneer Emerging Markets Fund, covering its fiscal year ended November 30, 1997. I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Since October, the world's emerging markets have taken on a whole new look. After a 12-year period of tremendous growth, Southeast Asia is facing tremendous financial and economic setbacks, and stock markets and currencies there have plunged to nearly unimaginable depths. European markets have bounced around, heartened by the relative strength of the U.S. stock market but shaken by the drop in Asia. In today's truly global economy, Latin America is feeling pressures on currency and interest rates. It is difficult to say when and how Asia's vast difficulties will be resolved and what the real effects will be on companies and countries there and in other regions.

One thing is clear, however. Over the past year, as is so often the case with emerging markets, it did not pay to share the group mentality of investors who piled out of Asia in near unison. I am pleased to say that thinking independently helped your Fund make 1997 a profitable year. Your investment team's willingness to invest in a "contrarian" manner - where research and logic show long-term opportunity rather than where popular opinion may reside in the short term - proved to be the difference between investment success and disappointment.

I encourage you to read on to learn more about Pioneer Emerging Markets Fund and your investment team's strategy. If you have questions about your Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,


/s/ John F. Cogan, Jr.


John F. Cogan, Jr.,
Chairman and President

 Pioneer Emerging Markets Fund
 PORTFOLIO SUMMARY 11/30/97

 Portfolio Diversification
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[pie chart]

International Common Stocks                     47%
Depositary Receipts for International Stocks    33%
International Preferred Stocks                  13%
Short-Term Cash Equivalents                      7%




 Geographical Distribution
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

[bar chart]
Brazil           26.5%
Mexico           15.4%
Israel           10.6%
India             9.9%
Thailand          5.8%
Argentina         5.6%
Turkey            5.5%
Bermuda           4.3%
Sinagapore        3.1%
Hong Kong         2.3%
Peru              2.0%
South Korea       1.8%
Pakistan          1.7%
Philippines       1.7%
Poland            1.1%
Australia         1.0%
Chile             1.0%
China             0.4%
Colombia          0.2%
Malaysia          0.1%


 10 Largest Holdings
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

1. Central European Media          4.27%   6. Petroleo Brasileiro SA     2.77%
   Enterprises Ltd.                           (Preferred)
2. Teva Pharmaceutical             3.68    7. Medya Holding              2.73
   Industries Ltd. (Sponsored A.D.R.)
3. Grupo Radio Centro SA de        3.00    8. Centrais Electricas        2.72
   CV (A.D.R.)                                Brasileiras SA
4. Telecomunicacoes Brasileiras    2.98    9. Ericsson Telecomunicacoes  2.66
   SA (Sponsored A.D.R.) (Preferred)          SA (Preferred)
5. Videsh Sanchar Nigam Ltd.       2.87   10. Telefonos de Mexico SA     2.55
   (G.D.R.)                                   (L Shares) (Sponsored A.D.R.)

Fund holdings will vary for other periods.

 Pioneer Emerging Markets Fund
 PERFORMANCE UPDATE 11/30/97                             CLASS A SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------



 Net Asset Value
 per Share                  11/30/97       11/30/96
                            $ 14.42        $13.94

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/96 - 11/30/97)      Dividends      Capital Gains       Capital Gains
                                  -        $0.853              $0.021


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


[boxed text]

  Average Annual Total Returns
  (As of November 30, 1997)

                               Net Asset   Public Offering
   Period                        Value        Price*
   Life-of-Fund                  6.71%        4.89%
   (6/23/94)
   1 Year                       10.37         4.03

[Class A mountain chart]

Growth of $10,000[dagger]

         Pioneer Emerging Markets Fund*      MSCI Emerging Markets Free Index
6/94                  9425                             10000
                     10365                             11940
11/94                 9128                             11242
                      7808                              9002
5/95                  8743                              9970
                      8930                              9983
11/95                 8748                              9385
                     10127                             10332
5/96                 11013                             10780
                     10392                             10365
11/96                10558                             10347
                     11967                             11577
5/97                 12385                             11616
                     12558                             10840
11/97                11653                              8972



 * Reflects deduction of the maximum
   5.75% sales charge at the beginning
   of the period and assumes reinvestment
   of distributions at net asset value.

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Emerging Markets Fund
 PERFORMANCE UPDATE 11/30/97                             CLASS B SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------



 Net Asset Value
 per Share                  11/30/97       11/30/96
                            $ 14.09        $ 13.73

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/96 - 11/30/97)      Dividends      Capital Gains       Capital Gains
                                 -         $ 0.853             $ 0.021


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

[boxed text]

Average Annual Total Returns
(As of November 30, 1997)

                  If         If
Period           Held      Redeemed*
Life-of-Fund     5.96%      5.20%
(6/23/94)
1 Year           9.61       5.61

[Class B mountain chart]

Growth of $10,000[dagger]

         Pioneer Emerging Markets Fund*      MSCI Emerging Markets Free Index
6/94                 10000                             10000
                     11112                             11940
11/94                 9752                             11242
                      8327                              9002
5/95                  9312                              9970
                      9505                              9983
11/95                 9294                              9385
                     10745                             10332
5/96                 11662                             10780
                     10981                             10365
11/96                11135                             10347
                     12601                             11577
5/97                 13015                             11616
                     13175                             10840
11/97                11905                              8972



* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the period
  and assumes reinvestment of distributions.
  The maximum CDSC of 4% declines over six years.


+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Emerging Markets Fund
 PERFORMANCE UPDATE 11/30/97                             CLASS C SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------



 Net Asset Value
 per Share                  11/30/97       11/30/96
                            $ 14.08        $ 13.73

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/96 - 11/30/97)      Dividends      Capital Gains       Capital Gains
                                 -         $ 0.853             $ 0.021


Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


[boxed text]

  Average Annual Total Returns
  (As of November 30, 1997)

                    If         If
  Period           Held      Redeemed*
  Life-of-Fund     7.30%      7.30%
  (1/31/96)
  1 Year           9.53       9.53

[Class C mountain chart]

Growth of $10,000

         Pioneer Emerging Markets Fund*      MSCI Emerging Markets Free Index
1/96                 10000                             10000
                     10008                              9841
                      9894                              9918
5/96                 10560                             10314
                     10870                             10268
                     11067                             10332
                     10129                              9626
9/96                 10234                              9872
                     10424                              9958
                     10038                              9692
                     10386                              9855
1/97                 10445                              9900
                     11561                             10575
                     11746                             11027
                     11216                             10737
5/97                 11264                             10757
                     12131                             11064
                     13097                             11656
                     13412                             11830
9/97                 12281                             10325
                     13186                             10611
                     11287                              8870
11/97                11376                              8546


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.



The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

PORTFOLIO MANAGEMENT DISCUSSION 11/30/97
Dear Shareowner,
--------------------------------------------------------------------------------


We are pleased to report that Pioneer Emerging Markets Fund delivered strong performance in a year that ended amid much turmoil in Southeast Asia. Shifting assets out of the Pacific Rim into Latin America, Israel and India proved constructive for the 12 months ended November 30, 1997, and helped your Fund avoid much of the Asian currency and stock market fallout.

The Fund generated one-year total returns of around 10% at net asset value
(NAV). This performance is particularly gratifying in light of the -13.28% return of the MSCI Emerging Markets Free Index. The Fund's one-year NAV returns surpassed 85% of the 128 emerging market funds followed by Lipper Analytical Services, Inc.*

Southeast Asia at a Crossroads
Since the devaluation of Thailand's currency on July 2, Asia has been hit hard by dramatic stock market sell-offs, slowing economic growth and falling currency values. The troubles of the most distressed countries - notably Korea and Thailand - have spilled into the rest of the region and across the world in the form of declining sales and corporate earnings, weakened balance sheets and increased skepticism about emerging markets. It's safe to say most investors are looking at Asia with a new view since Hong Kong's stock market sparked a global selloff in late October.

We had identified many of the difficulties now plaguing Asia early in the year. Short-sighted economic policies, overextended banks and relatively high stock prices were some of the reasons we trimmed Asian investments as early as January. As a result, holdings in Thailand, South Korea, Indonesia, the Philippines and Malaysia represented just 11% of equity holdings on May 31 and 9% by November, less than half of what they were a year ago. The Asian companies in the portfolio today are poised to benefit from export-led growth boosted by the new lows in local currencies. Delta Electronics in Thailand, for example, has a high export ratio, which has already helped cushion operating results.

*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. For periods ended 11/30/97, Class A Shares ranked 16 of 128 and 4 of 55 emerging markets funds for one- and three-year performance, respectively. Class B Shares ranked 17 of 128 and 5 of 55 for one- and three-year performance, respectively. Class C Shares ranked 17 of 128 funds for one-year performance and were not ranked for longer periods. Past performance does not guarantee future results.

Pioneer Emerging Markets Fund



Many analogies are being drawn between Asia's current state and the Mexican peso crisis in 1994 and the painful U.S. corporate restructuring of the early 1990s. Bad loans, real estate excesses, bank failures and a unique brand of centrally controlled capitalism now characterize the Pacific Rim. If Asian governments take a short-sighted or "do-nothing" approach, the crisis will be prolonged. We are closely monitoring the situation, and we intend to limit investments in Asia until we see policy makers making the tough decisions required to put their economies on track to recovery.

Fastest Growing Markets--Brazil, Mexico, Israel and India
While Brazil, Mexico, Israel and India were not immune to the changing fortunes of Southeast Asia, they are further along in their economic cycles and their transition to free-market economies. These countries comprised 62% of equity holdings on November 30, 1997, and were the main reasons for your Fund's standout performance throughout the year.

As Latin America's largest economy, Brazil is closely watched as a barometer of the region's growth prospects. Its currency has been under pressure since Hong Kong's market fell, leading its central bank to raise interest rates in an effort to prevent currency devaluation. Nevertheless, voters appear to be pleased with President Cardoso's efforts to promote free-market policies, and we're optimistic that further reforms will go forward. Deregulation and privatization of state-owned enterprises continue as major focuses for the Fund, with Telecomunicacoes Brasileiras (telecommunications), Petroleo Brasileiro (oil and gas) and Centrais Electricas Brasileiras (electric utility) all top holdings. They proved profitable for the year, even though their stock prices took a wild ride in the past few months.

It's been a decade since Latin America began opening its markets. Today its companies are emerging as world-class competitors headed by a new breed of savvy, U.S.-trained executives who are moving beyond national borders. In Mexico, Grupo Televisa is the world's largest Spanish-language media company, broadcasting from four countries. Cifra, a Wal-Mart-controlled retailer, is benefiting from general economic prosperity. Grupo Radio Centro, a major radio station in Mexico City, is enjoying rising advertising revenues fueled by the pursuit of the emerging Mexican consumer.

With a variety of dynamic, seasoned companies and a gross domestic product of $17,000 per capita, Israel is an anomaly among emerging

Pioneer Emerging Markets Fund
PORTFOLIO MANAGEMENT DISCUSSION 11/30/97                           (continued)


markets. But uncertainty about the future of the peace process continues to overshadow this corner of the globe, creating attractive valuations. Software developers Formula Systems and Oshap Technologies enjoyed substantial increases in stock price; late in the year we scaled backed Formula Systems and sold out of Oshap Technologies to lock in profits. Tadiran is a leading-edge telecommunications equipment provider and performed well.

Holdings in India rose to about 10% of equity assets by November 30. While infighting remains prevalent among political factions, we were heartened to see the government pass a responsible budget in February that lowered corporate and personal income taxes. In September, they enacted long-awaited policies to reduce the government budget deficit. Holdings Reliance Industries (chemicals) and Videsh Sanchar Nigam (telecommunications), reacted favorably to the news. India remains a complex market, often hampered by inefficient bureaucracy and inadequate infrastructure. Nevertheless, the latest round of reforms are evidence of policymakers' commitment to steady growth and their pledge to make India a more attractive country for foreign investment, regardless of political differences.

Looking Forward
The world's financial markets are likely to stay choppy in the months ahead. We expect Asia's troubles will reduce global economic growth in 1998 and 1999. With the region's stock markets now down some 70% from recent levels, and stock valuations at eight- to 10-year lows, we are excited about the investment opportunities we expect to surface in Asia. We're confident we can continue to provide shareowners with a unique investment opportunity by continuing our disciplined, research-driven, value-oriented approach - rather than running with the herd.


Respectfully,



/s/ Mark H. Madden




Mark H. Madden,
Portfolio Manager

Pioneer Emerging Markets Fund
SCHEDULE OF INVESTMENTS 11/30/97


Shares                                                                        Value
                 INVESTMENT IN SECURITIES - 93.1%
                 PREFERRED STOCKS - 19.1%
  7,370,000      Centrais Electricas Brasileiras S/A                    $ 3,607,599
     59,450      Centrais Electricas Brasileiras S/A (Class B)
                 (Sponsored A.D.R.)                                       1,382,213
  1,410,000      Cia Cimento Portland Itau                                  265,018
 81,500,000      Companhia Energetica de Minas Gerais                     3,930,632
232,100,000      Companhia Forca e Luz Cataguazes-Leopoldina                418,462
123,100,000      Ericsson Telecomunicacoes SA                             4,273,489
 50,600,000      Metal Leve SA*                                             296,493
    261,700      Multicanal Participacoes SA (A.D.R.)*                    1,243,075
 20,620,000      Petroleo Brasileiro SA                                   4,461,378
    112,200      Petroleo Brasileiro SA (Sponsored A.D.R.)                2,427,582
  9,900,000      Randon Participacoes SA*                                     3,570
     10,000      Shin Won Corp.                                              16,332
     45,930      Telecomunicacoes Brasileiras SA (Sponsored A.D.R.)       4,793,944
 23,216,968      Telecomunicacoes do Rio de Janeiro SA                    2,448,738
 13,000,000      Telecomunicacoes de San Paulo SA                         3,433,697
                                                                        -----------
                 Total Preferred Stocks
                 (Cost $33,152,156)                                     $33,002,222
                                                                        -----------
                 COMMON STOCKS - 74.0%
                 Basic Industries - 4.1%
                 Chemicals - 0.1%
         50      Grasim Industries Ltd.                                 $       423
    274,500      Indo Gulf Fertilizers and Chemicals Corp., Ltd.
                 (G.D.R.)*                                                  178,425
      6,470      Reliance Industries Ltd.                                    26,472
                                                                        -----------
                                                                        $   205,320
                                                                        -----------
                 Forest Products - 0.1%
    190,000      ITC Bhadrachalam Paperboards Ltd.                      $   145,683
                                                                        -----------
                 Iron & Steel - 0.4%
    217,959      Tata Iron & Steel Co., Ltd.                            $   730,275
                                                                        -----------
                 Metals & Mining - 1.1%
    223,200      KGHM Polska Miedz SA (G.D.R.)*                         $ 1,841,400
                                                                        -----------
                 Paper Products - 0.0%
    102,648      PT Indah Kiat Pulp & Paper Corp.                       $    23,921
                                                                        -----------
                 Precious Metals - 1.0%
  1,701,000      Lihir Gold Ltd.*                                       $ 1,683,969
                                                                        -----------

The accompanying notes are an integral part of these financial statements.    9

 Pioneer Emerging Markets Fund
 SCHEDULE OF INVESTMENTS 11/30/97                        (continued)


Shares                                                                        Value
                 Tire & Rubber - 1.4%
    257,000      China Tire Holdings Ltd.                               $ 2,393,313
                                                                        -----------
                 Total Basic Industries                                 $ 7,023,881
                                                                        -----------
                 Capital Goods - 8.8%
                 Construction & Engineering - 4.3%
     75,000      Apasco, SA de CV                                       $   441,955
    200,000      Cemex, SA de CV (Class B)*                                 984,964
    265,000      Cemex, SA de CV (Class B) (Sponsored A.D.R.)*            2,650,000
 27,952,000      DMCI Holdings Inc.*                                      1,471,579
    212,000      Grupo Tribasa, SA de CV (A.D.R.)*                        1,311,750
     50,000      Gujarat Ambuja Cements Ltd. (G.D.R.)                       400,000
     84,800      Siam City Cement Co., Ltd.                                 133,183
                                                                        -----------
                                                                        $ 7,393,431
                                                                        -----------
                 Producer Goods - 4.5%
    302,250      Grupo Carso SA de CV                                   $ 1,965,076
    324,000      Larsen & Toubro (G.D.R.)                                 3,159,000
    290,000      Zag Industries Ltd.*                                     2,610,000
                                                                        -----------
                                                                        $ 7,734,076
                                                                        -----------
                 Total Capital Goods                                    $15,127,507
                                                                        -----------
                 Consumer Durables - 3.0%
                 Motor Vehicles - 3.0%
     34,050      Baja Auto Ltd. (G.D.R.)                                $   595,875
  1,323,480      CIADEA SA                                                1,774,111
    346,300      EK Chor China Motorcycle Co., Ltd.                       1,385,200
    400,000      Mirgor Sacifia (Class C) (Sponsored A.D.R.)*             1,400,000
                                                                        -----------
                 Total Consumer Durables                                $ 5,155,186
                                                                        -----------
                 Consumer Non-Durables - 4.1%
                 Beverages - 0.6%
    556,383      Embotelladores del Valle de Anahuac SA (Class B)*      $   548,694
    245,000      Jugos de Valle SA (B Series)*                              292,025
      5,400      Panamerican Beverages, Inc.                                184,950
                                                                        -----------
                                                                        $ 1,025,669
                                                                        -----------
                 Retail Food - 0.9%
    539,667      Supersol Ltd. (B Shares)                               $ 1,521,379
                                                                        -----------

10       The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Fund



Shares                                                                        Value
                 Retail Non-Food - 2.6%
    327,912      Cadenalco, SA                                          $   345,698
  1,008,415      Cifra, SA de CV (Series A)                               1,988,960
  1,105,000      Cifra, SA de CV (Series C)                               2,133,719
                                                                        -----------
                                                                        $ 4,468,377
                                                                        -----------
                 Textiles/Clothes - 0.0%
    347,700      Asia Fiber Co., Ltd.*                                  $    49,489
                                                                        -----------
                 Total Consumer Non-Durables                            $ 7,064,914
                                                                        -----------
                 Energy - 0.8%
                 Oil & Gas Extraction - 0.8%
    167,700      Oil & Natural Gas Commission Ltd.                      $ 1,353,918
                                                                        -----------
                 Total Energy                                           $ 1,353,918
                                                                        -----------
                 Financial - 12.8%
                 Commercial Banks - 7.5%
     76,000      Banco de Galicia y Buenos Aires SA de CV
                 (Sponsored A.D.R.)                                     $ 1,786,000
    748,000      Bangkok Bank Ltd.                                        2,202,699
    262,000      Development Bank of Singapore Ltd.                       2,465,109
  3,176,000      Industrial Finance Corp. of Thailand                     1,558,773
    408,000      Overseas-Chinese Banking Corp., Ltd.                     2,444,033
      2,300      State Bank of India Ltd.                                    13,041
    988,000      Thai Farmers Bank, Ltd.                                  2,473,031
                                                                        -----------
                                                                        $12,942,686
                                                                        -----------
                 Insurance - 0.1%
    144,100      Ayudhya Jardine CMG Life Assurance
                 Public Co., Ltd.*                                      $    56,579
     74,500      Malaysian Assurance Alliance Bhd.                           87,141
                                                                        -----------
                                                                        $   143,720
                                                                        -----------
                 Misc. Finance - 5.0%
    361,000      CMIC Finance and Securities Co., Ltd.                  $    28,570
    175,300      Credicorp Ltd.                                           3,199,225
  1,374,900      Dhana Siam Finance and Securities Public Co., Ltd.         413,313
    213,000      Finance One Public Co., Ltd.*                                8,771
 72,092,000      Global Menkul Degerler AS                                1,805,109
    578,400      Pakistan Investment Fund Inc.*                           2,747,400
    824,700      Phatra Thanakit Public Co. Ltd.                            384,523
                                                                        -----------
                                                                        $ 8,586,911
                                                                        -----------

The accompanying notes are an integral part of these financial statements.   11

 Pioneer Emerging Markets Fund
 SCHEDULE OF INVESTMENTS 11/30/97                        (continued)



Shares                                                                      Value
                 Real Estate - 0.2%
  1,037,394      Land & House Public Co., Ltd.                          $   394,592
                                                                        -----------
                 Total Financial                                        $22,067,909
                                                                        -----------
                 Services - 15.8%
                 Hotel/Restaurant - 1.8%
    164,000      Indian Hotels Co. Ltd. (G.D.R.)                        $ 3,116,000
                                                                        -----------
                 Broadcasting & Media - 10.6%
    269,300      Central European Media Enterprises Ltd.*               $ 6,867,150
    324,100      Grupo Radio Centro SA de CV (A.D.R.)                     4,820,988
     28,900      Grupo Televisa, SA (Sponsored G.D.R.)*                   1,069,300
210,000,000      Medya Holding                                            4,399,704
    250,000      TV Filme, Inc.*                                          1,125,000
                                                                        -----------
                                                                        $18,282,142
                                                                        -----------
                 Pharmaceuticals - 3.4%
    119,500      Teva Pharmaceutical Industries Ltd.
                 (Sponsored A.D.R.)                                     $ 5,915,250
                                                                        -----------
                 Total Services                                         $27,313,392
                                                                        -----------
                 Technology - 3.4%
                 Computer Services - 1.4%
     75,739      Formula Systems Ltd.*                                  $ 2,504,653
                                                                        -----------
                 Electronics - 2.0%
 33,285,000      Companhia de Eletricidade do Estado da Bahia*          $ 1,878,639
     58,500      GSS Array Technology Public Co., Ltd.*                     117,718
     35,200      Hana Microelectronics Public Co., Ltd.                      91,563
    164,400      KCE Electronics Public Co., Ltd.                           476,054
    146,000      K.R. Precision Plc                                         917,202
                                                                        -----------
                                                                        $ 3,481,176
                                                                        -----------
                 Total Technology                                       $ 5,985,829
                                                                        -----------
                 Utilities - 19.0%
                 Electric Utility - 2.9%
  9,400,000      Centrais Electricas Brasileiras SA                     $ 4,372,487
    100,100      Shandong Huaneng Power Co., Ltd. (N Shares)
                 (Sponsored A.D.R.)                                         656,906
                                                                        -----------
                                                                        $ 5,029,393
                                                                        -----------
                 Telecommunications - 16.1%
    128,000      ECI Telecommunications Ltd.                            $ 3,480,000
    391,800      Empresas Telex-Chile SA (Sponsored A.D.R.)               1,616,175


12       The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Fund




Shares                                                                          Value
                Telecommunications - (continued)
    111,775      Grupo Iusacell SA (Series L) (Sponsored A.D.R.)*       $  2,333,303
    280,000      Mahanagar Telephone Nigam Ltd.                            1,652,577
      8,420      SK Telecom Co., Ltd.                                      2,874,823
     24,500      Tadiran Ltd. (Sponsored A.D.R.)                             957,031
     64,700      Telecom Argentina Stet-France Telecom SA (Class B)
                 (Sponsored A.D.R.)                                        1,985,481
 24,400,000      Telecomunicacoes Brasileiras SA                           2,289,768
     60,700      Telefonica de Argentina SA (Class B)
                 (Sponsored A.D.R.)                                        2,006,894
     83,000      Telefonos de Mexico SA (L Shares)
                 (Sponsored A.D.R.)                                        4,108,500
    348,000      Videsh Sanchar Nigam Ltd. (G.D.R.)                        4,611,000
                                                                        ------------
                                                                        $ 27,915,552
                                                                        ------------
                 Total Utilities                                        $ 32,944,945
                                                                        ------------
                 Miscellaneous - 2.2%
 23,525,000      Aboitiz Equity Ventures Inc.*                          $    686,567
    124,000      Benpres Holdings Corp. (G.D.R.)*                            368,590
     49,600      Benpres Holdings Corp. (G.D.R.) (Lopez)*                    148,232
 70,354,500      Dogan Sirketler Grubu Holding AS*                         2,660,381
                                                                        ------------
                 Total Miscellaneous                                    $  3,863,770
                                                                        ------------
                 Total Common Stocks
                 (Cost $142,515,409)                                    $127,901,251
                                                                        ------------
                 RIGHTS - 0.0%
    434,290      Telecomunicacoes de San Paulo SA (Preferred),
                 12/12/97*                                              $      8,221
    900,213      Telecomunicacoes do Rio de Janeiro SA (Preferred),
                 12/12/97*                                                     1,720
                                                                        ------------
                 Total Rights
                 (Cost $13,206)                                         $      9,941
                                                                        ------------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $175,680,771) (a)                                $160,913,414
                                                                        ------------



The accompanying notes are an integral part of these financial statements.   13

 Pioneer Emerging Markets Fund
 SCHEDULE OF INVESTMENTS 11/30/97                        (continued)


  Principal
    Amount                                                         Value
                TEMPORARY CASH INVESTMENTS - 6.9%
                Commercial Paper - 6.9%
$5,867,000      American Express Co., 5.65%, 12/2/97          $  5,867,000
 6,000,000      Household Financial Corp., 5.70%, 12/1/97        6,000,000
                                                              ------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $11,867,000)                            $ 11,867,000
                                                              ------------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENTS - 100%
                (Cost $187,547,771) (b)                       $172,780,414
                                                              ------------

  * Non-income producing security

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

     Brazil                                  26.5%
     Mexico                                  15.4
     Israel                                  10.6
     India                                    9.9
     Thailand                                 5.8
     Argentina                                5.6
     Turkey                                   5.5
     Bermuda                                  4.3
     Singapore                                3.1
     Hong Kong                                2.3
     Peru                                     2.0
     South Korea                              1.8
     Pakistan                                 1.7
     Philippines                              1.7
     Poland                                   1.1
     Australia                                1.0
     Chile                                    1.0
     Others (individually less than 1%)       0.7
                                            -----
                                            100.0%
                                            -----


(b) At November 30, 1997, the net unrealized loss on investments based on cost for federal income tax purposes of $188,361,617 was as follows:



     Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost          $ 16,557,595
     Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value           (32,138,798)
                                                               ------------
     Net unrealized loss                                       $(15,581,203)
                                                               ------------


Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1997 aggregated $262,200,645 and $206,907,410, respectively.

14       The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Fund
 BALANCE SHEET 11/30/97



ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $11,867,000) (cost $187,547,771)                         $172,780,414
  Cash                                                                               817
  Foreign currencies, at value                                                    13,853
  Receivables -
   Investment securities sold                                                        131
   Fund shares sold                                                              470,701
   Dividends, interest and foreign taxes withheld                                111,122
  Other                                                                            6,560
                                                                            -------------
    Total assets                                                            $173,383,598
                                                                            -------------
LIABILITIES:
  Payables --
   Investment securities purchased                                          $  1,526,643
   Fund shares repurchased                                                       762,231
  Due to affiliates                                                              372,357
  Accrued expenses                                                               145,676
                                                                            -------------
    Total liabilities                                                       $  2,806,907
                                                                            -------------
NET ASSETS:
  Paid-in capital                                                           $168,833,518
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                     16,489,183
  Net unrealized loss on investments                                         (14,767,357)
  Net unrealized gain on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                      21,347
                                                                            -------------
    Total net assets                                                        $170,576,691
                                                                            -------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $87,628,437/6,077,698 shares)                           $      14.42
                                                                            -------------
  Class B (based on $70,218,106/4,984,824 shares)                           $      14.09
                                                                            -------------
  Class C (based on $12,730,148/903,923 shares)                             $      14.08
                                                                            -------------
MAXIMUM OFFERING PRICE:
  Class A                                                                   $      15.30
                                                                            -------------




The accompanying notes are an integral part of these financial statements.   15

 Pioneer Emerging Markets Fund
 STATEMENT OF OPERATIONS

 For the Year Ended 11/30/97



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $95,918)       $ 2,466,528
  Interest (net of foreign taxes withheld of $36)                466,325
                                                             -----------
    Total investment income                                                     $ 2,932,853
                                                                                -----------
EXPENSES:
  Management fees                                            $ 1,997,347
  Transfer agent fees
   Class A                                                       260,438
   Class B                                                       176,649
   Class C                                                        25,645
  Distribution fees
   Class A                                                       209,135
   Class B                                                       649,336
   Class C                                                       111,999
  Accounting                                                     136,496
  Custodian fees                                                 294,945
  Registration fees                                               97,175
  Professional fees                                               70,887
  Printing                                                        28,992
  Fees and expenses of nonaffiliated trustees                     14,646
  Miscellaneous                                                   53,556
                                                             -----------
    Total expenses                                                              $ 4,127,246
    Less management fees waived
      by Pioneering Management Corporation                                          (27,058)
    Less fees paid indirectly                                                       (61,858)
                                                                                -----------
    Net expenses                                                                $ 4,038,330
                                                                                -----------
     Net investment loss                                                        $(1,105,477)
                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments (net of capital gains taxes paid of
     $44,588)                                                $16,725,287
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies           954,019        $17,679,306
                                                             -----------        -----------
  Change in net unrealized gain or loss from:
   Investments                                               $(9,441,950)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies            21,292        $(9,420,658)
                                                             -----------        -----------
   Net gain on investments and foreign currency
     transactions                                                               $ 8,258,648
                                                                                -----------
   Net increase in net assets resulting from operations                         $ 7,153,171
                                                                                -----------


16       The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Fund
 STATEMENTS OF CHANGES IN NET ASSETS

 For the Years Ended 11/30/97 and 11/30/96



                                                             Year Ended         Year Ended
FROM OPERATIONS:                                              11/30/97           11/30/96
  Net investment loss                                     $ (1,105,477)      $   (538,215)
  Net realized gain on investments and foreign
    currency transactions                                   17,679,306          8,419,503
  Change in net unrealized loss on investments and
    foreign currency transactions                           (9,420,658)        (3,430,126)
                                                          -------------      -------------
    Net increase in net assets resulting from
    operations                                            $  7,153,171       $  4,451,162
                                                          -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain:
    Class A ($0.87 and $0.00 per share, respectively)     $ (3,748,664)      $          -
    Class B ($0.87 and $0.00 per share, respectively)       (2,760,159)                 -
    Class C ($0.87 and $0.00 per share, respectively)         (402,111)                 -
                                                          -------------      -------------
     Total distributions to shareholders                  $ (6,910,934)      $          -
                                                          -------------      -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                        $136,454,386       $113,084,559
  Reinvestment of distributions                              5,402,385                  -
  Cost of shares repurchased                               (73,446,356)       (36,695,790)
                                                          -------------      -------------
    Net increase in net assets resulting from fund
      share transactions                                  $ 68,410,415       $ 76,388,769
                                                          -------------      -------------
ADDITIONAL PAID-IN CAPITAL                                $          -       $     14,845
                                                          -------------      -------------
  Net increase in net assets                              $ 68,652,652       $ 80,854,776
NET ASSETS:
  Beginning of year                                        101,924,039         21,069,263
                                                          -------------      -------------
  End of year (including accumulated net investment
    income of $0 and $0, respectively)                    $170,576,691       $101,924,039
                                                          -------------      -------------



CLASS A                            '97 Shares    '97 Amount        '96 Shares    '96 Amount
Shares sold                         5,408,096    $ 82,847,859       4,732,811    $ 65,088,650
Reinvestment of distributions         247,565       3,269,476               -               -
Less shares repurchased            (3,627,475)    (55,640,657)     (2,016,882)    (27,460,481)
                                   ----------    ------------      ----------    ------------
  Net increase                      2,028,186    $ 30,476,678       2,715,929    $ 37,628,169
                                   ----------    ------------      ----------    ------------
CLASS B
Shares sold                         2,888,466    $ 42,926,866       3,061,963    $ 41,971,587
Reinvestment of distributions         152,326       1,984,390               -               -
Less shares repurchased              (960,952)    (14,294,210)       (650,489)     (8,752,592)
                                   ----------    ------------      ----------    ------------
  Net increase                      2,079,840    $ 30,617,046       2,411,474    $ 33,218,995
                                   ----------    ------------      ----------    ------------
CLASS C*
Shares sold                           714,579    $ 10,679,661         441,727    $  6,024,322
Reinvestment of distributions          11,254         148,519               -               -
Less shares repurchased              (227,379)     (3,511,489)        (36,258)       (482,717)
                                   ----------    ------------      ----------    ------------
  Net increase                        498,454    $  7,316,691         405,469    $  5,541,605
                                   ----------    ------------      ----------    ------------
*Class C shares were first publicly offered on January 31, 1996.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Emerging Markets Fund
FINANCIAL HIGHLIGHTS 11/30/97
                                                                                          Year Ended     Year Ended
                                                                                           11/30/97      11/30/96
CLASS A
Net asset value, beginning of period                                                       $ 13.94       $ 11.56
                                                                                           ------         ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                              $ (0.05)      $ (0.07)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions     1.40          2.45
                                                                                           --------      -------
 Net increase (decrease) from investment operations                                        $  1.35       $  2.38
Distributions to shareholders:
 Net investment income                                                                           -          -
 Net realized gain                                                                           (0.87)         -
                                                                                           --------      --------
Net increase (decrease) in net asset value                                                 $  0.48       $  2.38
                                                                                           --------      --------
Net asset value, end of period                                                             $ 14.42       $ 13.94
                                                                                           --------      --------
Total return*                                                                                10.37%        20.59%
Ratio of net expenses to average net assets                                                   2.23%+        2.28%+
Ratio of net investment income (loss) to average net assets                                  (0.40%)+      (0.61%)+
Portfolio turnover rate                                                                        140%          143%
Average commission rate paid(1)                                                            $0.0004        $0.0003
Net assets, end of period (in thousands)                                                   $87,628        $56,465
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                                 2.25%         3.00%
 Net investment loss                                                                         (0.42%)      (1.33)%
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                                                 2.19%         2.25%
 Net investment income (loss)                                                                (0.36%)       (0.58)



                                                                                           Year Ended    6/23/94 to
                                                                                            11/30/95     11/30/94(a)

Net asset value, beginning of period                                                        $ 12.24      $ 12.50
                                                                                             -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                               $  0.04      $ 0.08
 Net realized and unrealized gain (loss) on investments and foreign currency transactions     (0.53)      (0.34)
                                                                                             -------     -------
 Net increase (decrease) from investment operations                                         $ (0.49)     $(0.26)
Distributions to shareholders:
 Net investment income                                                                        (0.06)         -
 Net realized gain                                                                            (0.13)         -
                                                                                             -------     -------
Net increase (decrease) in net asset value                                                  $ (0.68)     $(0.26)
                                                                                             -------     -------
Net asset value, end of period                                                              $ 11.56      $12.24
                                                                                             -------     --------
Total return*                                                                                (4.07)%     (2.08)%
Ratio of net expenses to average net assets                                                   2.27%+      2.25%**
Ratio of net investment income (loss) to average net assets                                   0.24%+      1.85%**
Portfolio turnover rate                                                                        247%        259%**
Average commission rate paid(1)                                                                 -           -
Net assets, end of period (in thousands)                                                    $15,411      $17,067
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                                 3.95%       4.13%**
 Net investment loss                                                                         (1.44%)     (0.03)%**
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                                                 2.25%         -
 Net investment income (loss)                                                                 0.27%         -


 (a) The per share data presented above is based upon the average shares outstanding for the period presented.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  ** Annualized.
   + Ratio assuming no reduction for fees paid indirectly.
 (1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

18   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
FINANCIAL HIGHLIGHTS 11/30/97
                                                                                         Year Ended      Year Ended
                                                                                         11/30/97        11/30/96
CLASS B
Net asset value, beginning of period                                                       $ 13.73       $ 11.47
                                                                                           -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                              $ (0.14)      $ (0.03)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions     1.37          2.29
                                                                                           -------       -------
  Net increase (decrease) from investment operations                                       $  1.23       $  2.26
Distributions to shareholders:
 Net investment income                                                                           -           -
 Net realized gain                                                                           (0.87)           -
                                                                                           -------       -------
Net increase (decrease) in net asset value                                                 $  0.36       $  2.26
                                                                                           -------       -------
Net asset value, end of period                                                             $ 14.09       $ 13.73
                                                                                           -------       --------
Total return*                                                                                 9.61%      19.70%
Ratio of net expenses to average net assets                                                   2.94%+      3.00%+
Ratio of net investment income (loss) to average net assets                                  (1.10%)+    (1.47)%+
Portfolio turnover rate                                                                        140%         143%
Average commission rate paid(1)                                                            $0.0004       $0.0003
Net assets, end of period (in thousands)                                                   $70,218       $38,893
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                                 2.95%        3.66%
 Net investment income (loss)                                                                (1.11%)      (2.13%)
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                                                 2.90%        2.96%
 Net investment loss                                                                         (1.06%)      (1.43%)



                                                                                            Year Ended   6/23/94 to
                                                                                            11/30/95     11/30/94(a)
Net asset value, beginning of period                                                        $ 12.19      $ 12.50
                                                                                            -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                               $ (0.04)     $ 0.02
 Net realized and unrealized gain (loss) on investments and foreign currency transactions     (0.52)      (0.33)
                                                                                            -------      -------
  Net increase (decrease) from investment operations                                        $ (0.56)     $(0.31)
Distributions to shareholders:
 Net investment income                                                                        (0.03)         -
 Net realized gain                                                                            (0.13)         -
                                                                                            -------      -------
Net increase (decrease) in net asset value                                                  $ (0.72)     $(0.31)
                                                                                            -------      -------
Net asset value, end of period                                                              $ 11.47      $ 12.19
                                                                                            -------      -------
Total return*                                                                               (4.62%)      (2.48)%
Ratio of net expenses to average net assets                                                  3.00%+       3.33%**
Ratio of net investment income (loss) to average net assets                                  0.47%+       0.77%**
Portfolio turnover rate                                                                       247%         259%**
Average commission rate paid(1)                                                                 -            -
Net assets, end of period (in thousands)                                                   $5,658       $4,319
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                                4.57%        5.21%**
 Net investment income (loss)                                                                2.05%)       1.11%**
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                                                2.96%           -
 Net investment loss                                                                        (0.43%)          -



 (a) The per share data presented above is based upon the average shares outstanding for the period presented.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  ** Annualized.
   + Ratio assuming no reduction for fees paid indirectly.
 (1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

The accompanying notes are an integral part of these financial statements. 19

Pioneer Emerging Markets Fund
FINANCIAL HIGHLIGHTS 11/30/97



                                                      Year Ended    11/31/96 to
                                                       11/30/97      11/30/96
  CLASS C
  Net asset value, beginning of period               $ 13.73          $ 13.22
                                                     ---------        -------
  Increase (decrease) from investment
   operations:
   Net investment loss                               $ (0.13)         $ (0.09)
   Net realized and unrealized gain on
    investments and foreign currency
    transactions                                        1.35             0.60
                                                     ----------       -------
     Net increase from investment operations         $  1.22          $  0.51
  Distributions to shareholders:
   Net realized gain                                   (0.87)               -
                                                     ----------       -------
  Net increase in net asset value                    $  0.35          $  0.51
                                                     ----------       -------
  Net asset value, end of period                     $ 14.08          $ 13.73
                                                     ----------       -------
  Total return*                                         9.53%            3.86%
  Ratio of net expenses to average net assets           2.89%+           2.91%* *+
  Ratio of net loss to average net assets              (1.09%)+         (1.51%)**+
  Portfolio turnover rate                                140%             143%
  Average commission rate paid(1)                    $0.0004          $0.0003
  Net assets, end of period (in thousands)           $12,730          $ 5,566
  Ratios assuming no waiver of management fees
    by PMC and no reduction for fees paid
    indirectly:
   Net expenses                                         2.90%            3.48%* *
   Net investment loss                                 (1.10%)          (2.08%)**
  Ratios assuming waiver of management fees by
    PMC and reduction for fees paid indirectly:
   Net expenses                                         2.85%            2.86%* *
   Net investment loss                                 (1.05%)          (1.46%)**



  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


20       The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Fund
 NOTES TO FINANCIAL STATEMENTS 11/30/97

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital by investing primarily in securities of issuers in countries with emerging economies or securities markets.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of rea-

 Pioneer Emerging Markets Fund
 NOTES TO FINANCIAL STATEMENTS 11/30/97                  (continued)

  sonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation
  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
  The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a

 Pioneer Emerging Markets Fund


  closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of November 30, 1997, the Fund had no outstanding settlement or portfolio hedges.

D. Taxes
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended November 30, 1997, the Fund paid $44,588 in capital gains taxes on the sale of certain foreign securities.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At November 30, 1997, the Fund reclassified $1,105,477 from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  In order to comply with federal income tax regulations, the Fund has designated $3,212,225 as a capital gain dividend for the purposes of the dividend paid deduction.

 Pioneer Emerging Markets Fund
 NOTES TO FINANCIAL STATEMENTS 11/30/97                  (continued)

E. Fund Shares
  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $72,117 in underwriting commissions on the sale of fund shares during the year ended November 30, 1997.

F. Class Allocations
  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


2. Management Agreement
Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums,

 Pioneer Emerging Markets Fund


are paid by the Fund. At November 30, 1997, $174,169 was payable to PMC related to management fees and certain other services.


3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $89,651 in transfer agent fees payable to PSC at November 30, 1997.


4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $108,537 in distribution fees payable to PFD at November 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended November 30, 1997, CDSCs in the amount of $145,123 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1997, the Fund's expenses were reduced by $61,858 under such arrangements.


6. Other
During the year ended November 30, 1996, PMC reimbursed the Fund $14,845 in connection with costs incurred on certain portfolio transactions.

 Pioneer Emerging Markets Fund
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Emerging Markets Fund:



We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Markets Fund as of November 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 5, 1998

 Pioneer Emerging Markets Fund
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                       Officers
John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and
Mary K. Bush                    President
Richard H. Egdahl, M.D.        David D. Tripple, Executive Vice President
Margaret B.W. Graham           Norman Kurland, Senior Vice President
John W. Kendrick               Mark H. Madden, Vice President
Marguerite A. Piret            William H. Keough, Treasurer
David D. Tripple               Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

 RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.



SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan
Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions--up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.



Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                             1-800-225 - 4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.





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 Pioneer Funds Distributor, Inc.
 60 State Street                        0198-4680
 Boston, Massachusetts 02109           (C) Pioneer Funds Distributor, Inc.
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